UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Explanatory Note

The Registrant is filing this Form N-Q for the period ended September 30, 2012, which was originally filed with the Securities and Exchange Commission on November 26, 2012 (Accession Number 0001193125-12-480631,
File No. 811-09613). The sole purpose of this filing is to correct the Registrant, Series and Class Summary in the submission header of the original Form N-Q filing. Except as set forth above, this Form N-Q does not amend, update or change any other items or disclosure found in the original Form N-Q filing.

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON INVESTMENT TRUST

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

FORM N-Q

SEPTEMBER 30, 2012

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

Schedule of Investments (unaudited)	September 30, 2012

SECURITY	SHARES	VALUE
COMMON STOCKS - 102.1%
CONSUMER DISCRETIONARY - 21.8%
Hotels, Restaurants & Leisure - 2.3%
Boyd Gaming Corp.	3,000,000	$21,180,000	*

Household Durables - 13.6%
KB HOME	2,800,000	40,180,000
Lennar Corp., Class A Shares	1,051,898	36,574,494	(a)
Pulte Homes Inc.	3,200,000	49,600,000	*

Total Household Durables		126,354,494

Internet & Catalog Retail - 5.9%
Amazon.com Inc.	115,000	29,246,800	*(b)
Groupon Inc.	5,500,000	26,180,000	*

Total Internet & Catalog Retail		55,426,800

TOTAL CONSUMER DISCRETIONARY		202,961,294

ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Chesapeake Energy Corp.	1,300,000	24,531,000	(a)

FINANCIALS - 37.7%
Capital Markets - 11.9%
Apollo Investment Corp.	1,585,224	12,475,713
Ares Capital Corp.	1,884,495	32,300,244	(a)
E*TRADE Financial Corp.	1,721,900	15,169,939	*
Ellington Financial LLC	1,771,945	40,435,785	(c)
Morgan Stanley	600,000	10,044,000

Total Capital Markets		110,425,681

Commercial Banks - 3.3%
Synovus Financial Corp.	13,000,000	30,810,000

Diversified Financial Services - 6.4%
Bank of America Corp.	3,306,300	29,194,629	(a)
Citigroup Inc.	940,500	30,773,160	(a)

Total Diversified Financial Services		59,967,789

Insurance - 8.5%
American International Group Inc.	100,000	3,279,000	*
Assured Guaranty Ltd.	2,000,000	27,240,000
Genworth Financial Inc., Class A Shares	4,041,100	21,134,953	*(a)
Hartford Financial Services Group Inc.	1,400,000	27,216,000	(a)

Total Insurance		78,869,953

Real Estate Investment Trusts (REITs) - 6.1%
American Capital Agency Corp.	379,900	13,140,741	(a)
American Capital Mortgage Investment Corp.	375,770	9,443,100
Annaly Capital Management Inc.	719,800	12,121,432	(a)
Hatteras Financial Corp.	300,000	8,457,000
Invesco Mortgage Capital Inc.	664,900	13,384,437

Total Real Estate Investment Trusts (REITs)		56,546,710

Real Estate Management & Development - 0.2%
Domus Co. Investment Holdings LLC	95,000,000	2,147,000	(d)(e)(f)

Thrifts & Mortgage Finance - 1.3%
MGIC Investment Corp.	7,900,000	12,087,000	*

TOTAL FINANCIALS		350,854,133

HEALTH CARE - 3.4%
Health Care Providers & Services - 2.5%
CIGNA Corp.	400,000	18,868,000	(a)

See Notes to Schedule of Investments.

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	SHARES	VALUE
Health Care Providers & Services - continued
HCA Holdings Inc.	135,000	$4,488,750

Total Health Care Providers & Services		23,356,750

Pharmaceuticals - 0.9%
BG Medicine Inc.	657,486	2,419,549	*
Questcor Pharmaceuticals Inc.	150,000	2,775,000	*
Teva Pharmaceutical Industries Ltd., ADR	68,700	2,844,867

Total Pharmaceuticals		8,039,416

TOTAL HEALTH CARE		31,396,166

INDUSTRIALS - 9.0%
Airlines - 9.0%
Delta Air Lines Inc.	2,600,000	23,816,000	*(a)
United Continental Holdings Inc.	1,700,000	33,150,000	*(a)
US Airways Group Inc.	2,600,000	27,196,000	*

TOTAL INDUSTRIALS		84,162,000

INFORMATION TECHNOLOGY - 17.2%
Computers & Peripherals - 8.4%
Apple Inc.	65,000	43,371,900	(a)
Hewlett-Packard Co.	390,000	6,653,400
Seagate Technology PLC	900,000	27,900,000	(a)

Total Computers & Peripherals		77,925,300

Electronic Equipment, Instruments & Components - 1.3%
Universal Display Corp.	360,000	12,376,800	*

Internet Software & Services - 3.2%
Market Leader Inc.	3,886,210	26,037,607	*(c)
WorldOne Inc.	48,517	2,812,046	(d)(e)(f)
WorldOne Inc., Contract	2,553	0	(d)(e)(f)(g)
WorldOne Inc., Escrow	12,767	443,985	(d)(e)(f)

Total Internet Software & Services		29,293,638

Semiconductors & Semiconductor Equipment - 2.9%
Intel Corp.	200,000	4,536,000	(a)
NXP Semiconductors NV	291,600	7,292,916	*
Teradyne Inc.	1,090,000	15,499,800	*

Total Semiconductors & Semiconductor Equipment		27,328,716

Software - 1.4%
Microsoft Corp.	450,000	13,401,000	(a)

TOTAL INFORMATION TECHNOLOGY		160,325,454

INVESTMENT FUNDS - 4.9%
Aston Capital Partners, LP	1,298,299	1,062,658	(d)(e)(f)
Pangaea One, LP	54,253,078	44,530,926	(c)(d)(e)(f)

TOTAL INVESTMENT FUNDS		45,593,584

TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 1.7%
Level 3 Communications Inc.	695,000	15,964,150	*(a)

Wireless Telecommunication Services - 3.8%
Clearwire Corp., Class A Shares	3,925,358	5,299,233	*
NII Holdings Inc.	300,000	2,355,000	*
Sprint Nextel Corp.	5,000,000	27,600,000	*

Total Wireless Telecommunication Services		35,254,233

TOTAL TELECOMMUNICATION SERVICES		51,218,383

TOTAL COMMON STOCKS (Cost - $898,055,736)		951,042,014

See Notes to Schedule of Investments.

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY			SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 3.0%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 2.0%
General Motors Co.			493,266	$18,388,957

Media - 1.0%
Glam Media Inc., Series M1			1,590,393	8,254,140	(d)(e)(f)
Glam Media Inc., Series M1 (Escrow)			113,600	530,625	(d)(e)(f)
Glam Media Inc., Series M2 (Escrow)			113,599	471,663	(d)(e)(f)

Total Media				9,256,428

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $39,464,268)				27,645,385

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BONDS & NOTES - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
Glam Media Inc.	9.000%	12/3/13	$3,486,219	3,486,219	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	12/3/13	249,016	224,114	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	6/1/14	249,015	199,212	(d)(e)(f)

TOTAL CORPORATE BONDS & NOTES (Cost - $7,423,579)				3,909,545

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.2%
S&P 500 Index, Put @ $1,250 (Cost - $11,896,668)		12/31/12	2,286	1,835,658

			WARRANTS
WARRANTS - 2.3%
JPMorgan Chase and Co. (Cost - $22,736,635)		10/28/18	2,090,900	21,515,361	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $979,576,886)				1,005,947,963

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
Interest in $650,000,000 joint tri-party repurchase agreement dated 9/28/12 with RBS Securities Inc.; Proceeds at maturity - $14,036,269; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.280% due 10/1/12 to 1/10/25; Market value - $14,316,776) (Cost - $14,036,000)	0.230%	10/1/12	$14,036,000	14,036,000

TOTAL INVESTMENTS - 109.5% (Cost - $993,612,886#)				1,019,983,963
Liabilities in Excess of Other Assets - (9.5)%				(88,883,961)

TOTAL NET ASSETS - 100.0%				$931,100,002

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2012, the total market value of Affiliated Companies was $111,004,318, and the cost was $110,956,671 (See Note 4).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Restricted security.

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
S&P 500 Index, Put (Premiums received - $3,906,584)	12/31/12	$1,050.00	2,286	$388,620

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Opportunity Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Investment Trust Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Financials	$348,707,133	—	$2,147,000	$350,854,133
Information technology	157,069,423	—	3,256,031	160,325,454
Investment funds	—	—	45,593,584	45,593,584
Other common stocks	394,268,843	—	—	394,268,843
Convertible preferred stocks	18,388,957	—	9,256,428	27,645,385
Corporate bonds & notes	—	—	3,909,545	3,909,545
Purchased options	1,835,658	—	—	1,835,658
Warrants	21,515,361	—	—	21,515,361

Total long-term investments	$941,785,375	—	$64,162,588	$1,005,947,963

Short-term investments†	—	$14,036,000	—	14,036,000

Total investments	$941,785,375	$14,036,000	$64,162,588	$1,019,983,963

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$388,620	—	—	$388,620

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS	CONVERTIBLE PREFERRED STOCKS	CONVERTIBLE DEMAND NOTES	CORPORATE BONDS & NOTES	TOTAL
Balance as of December 31, 2011	$39,531,031	$10,666,361	$855,711	$3,834,841	$54,887,944
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(26,563,440)	23,590,067	366,734	74,704	(2,531,935)
Purchases	38,029,024	—	—	—	38,029,024
Sales	—	(25,000,000)	(1,222,445)	—	(26,222,445)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2012	$50,996,615	$9,256,428	—	$3,909,545	$64,162,588

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2012(1)	$(2,783,513)	$176,874	—	$74,704	$(2,531,935)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Convertible Preferred Stock	$9,256	Market approach	Liquidity discount	0%-20%	Decrease
Corporate Bonds & Notes	$3,910	Market approach	Liquidity discount	0%-20%	Decrease
Limited Partnership Interests (classified as Common Stock)	$44,531	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. The Fund has written options to hedge against the risk of fluctuations in the prices of securities held by the Fund or in attempt to increase the Fund’s return. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is

Notes to Schedule of Investments (unaudited) (continued)

subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options with credit related contingent features which had a liability position of $388,620. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

Notes to Schedule of Investments (unaudited) (continued)

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 9/30/12	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Aston Capital Partners, LP	1,298,299	11/05		$1,298,299	$1,062,658	$0.82	0.11%	—	—
Domus Co. Investment Holdings LLC	95,000,000	04/07		95,000,000	2,147,000	$0.02	0.23%	—	—
Glam Media Inc., Series M-1, Preferred	1,590,393	12/11		15,379,368	8,254,140	$5.19	0.89%	—	—
Glam Media Inc., Series M-1, Preferred (Escrow)	113,600	12/11		1,098,527	530,625	$4.67	0.06%	—	—
Glam Media Inc., Series M-2, Preferred (Escrow)	113,599	12/11		1,098,527	471,663	$4.15	0.05%	—	—
Glam Media Inc., Note 9%	3,486,219	12/11		6,495,632	3,486,219	$100.00	0.38%	—	—
Glam Media Inc., Note 9% (Escrow 1)	249,016	12/11		463,975	224,114	$90.00	0.02%	—	—
Glam Media Inc., Note 9% (Escrow 2)	249,015	12/11		463,973	199,212	$80.00	0.02%	—	—
Pangaea One, LP	54,253,078	—	A	54,253,078	44,530,926	$0.82	4.78%	—	$10,634,533	B
WorldOne, Inc	48,517	8/12		23,068,750	2,812,046	$57.96	0.30%	—	—
WorldOne, Inc. Contract	2,553	8/12		—	—	$0.00	0.00%	—	—
WorldOne, Inc. Escrow	12,767	8/12		3,642,673	443,985	$34.78	0.05%	—	—

				$202,262,802	$64,162,588		6.89%	—	$10,634,533

A	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, and 8/12.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At September 30, 2012, the Fund had open commitments of $10,634,533.

(h) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Trustees and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$279,309,339
Gross unrealized depreciation	(252,938,262)

Net unrealized appreciation	$26,371,077

At the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	44,498	$1,736,723
Options written	12,286	4,146,578
Options closed	—	—
Options exercised	—	—
Options expired	(54,498)	(1,976,717)

Written options, outstanding as of September 30, 2012	2,286	$3,906,584

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Total
Equity Risk	$1,835,658	$(388,620)	$1,447,038

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$1,949,384
Written options	635,408

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended September 30, 2012:

	Affiliate Mkt Value at 12/31/11	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 9/30/12	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Ellington Financial LLC	$46,860,793	—	—	$20,115,663	957,280	$3,783,030	$40,435,785	$(1,054,614)
Market Leader Inc.	11,410,044	—	—	1,484,221	262,897	—	26,037,607	(472,885)
Pangaea One, LP	36,340,588	$11,317,601	N/A	—	N/A	—	44,530,926	—
Sermo Inc., Series C, Preferred [1,2]	1,586,808	—	—	—	—	—	—	—
Sermo Inc., Convertible Demand Note [1,2]	855,711	—	—	—	—	—	—	—
Sermo Inc., Convertible Demand Note [1,2]	—	488,978	488,978	—	—	—	—	—

	$97,053,944	$11,806,579		$21,599,884		$3,783,030	$111,004,318	$(1,527,499)

[1]	This company is no longer an Affiliated Company.

[2]	Sermo Inc. was acquired by WorldOne Inc. on August 3, 2012.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012